UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006 (June 12, 2006)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 1, 2006, the partners of UHY Mann Frankfort Stein & Lipp CPAs, LLP (“UHY Mann”), the Company’s independent registered public accounting firm, announced that they were joining UHY LLP, a New York limited liability partnership. UHY LLP is the independent registered public accounting firm with which UHY Mann has an affiliation, but is a separate and distinct legal entity from UHY Mann. On June 12, 2006, UHY Mann notified the Company that it has ceased to provide audit services to the Company and had resigned as the Company’s independent registered public accountants effective as of June 12, 2006.

UHY Mann was first engaged as the Company’s independent registered public accounting firm, effective October 20, 2005, to audit the Company’s financial statements for its fiscal year ended December 31, 2005. None of the reports of UHY Mann on the Company’s financial statements for its fiscal year ended December 31, 2005 or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

Moreover, in connection with the audit of the Company’s financial statements for its fiscal year ended December 31, 2005 and the subsequent interim period through June 12, 2006 (the effective date of UHY Mann’s resignation), there were no disagreements between the Company and UHY Mann on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY Mann, would have caused UHY Mann to make reference to the subject matter of the disagreements in connection with its report. In addition, in connection with the audit of the Company’s financial statements for its fiscal year ended December 31, 2005 and the subsequent interim period through June 12, 2006 (the effective date of UHY Mann’s resignation), there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided UHY Mann with a copy of the above statements prior to the filing of such statements with the Securities and Exchange Commission on this Current Report on Form 8-K, and requested that UHY Mann furnish the Company with a letter addressed to the Commission stating whether UHY Mann agrees with such statements and, if not, stating the respects in which it does not agree. A copy of the letter from UHY Mann furnished in response to the Company’s request, addressed to the Commission and dated June 13, 2006, is filed as Exhibit 16.1 hereto.

(b) On June 13, 2006, the Audit Committee of the Company’s Board of Directors approved the engagement of UHY LLP as the Company’s new independent registered public accounting firm, effective as of June 12, 2006, to audit the Company’s financial statements for its fiscal year ending December 31, 2006. The Company has not consulted with UHY LLP during its two most recent fiscal years ended December 31, 2005 nor during the subsequent interim period ended June 12, 2006 (the effective date of the engagement of UHY LLP) regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement or reportable event (as contemplated by or defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K), nor has UHY LLP during such periods provided advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter, dated June 13, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: June 13, 2006	By:	/s/ Nicolas J. Evanoff
	Name:	Nicolas J. Evanoff
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter, dated June 13, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the U.S. Securities and Exchange Commission